Filed Pursuant to Rule 497

 File No. 333-209380

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

Supplement No. 3 dated July 27, 2017 to the

Prospectus dated March 27, 2017

This Supplement No. 3 (this “Supplement”) contains information which amends, supplements or modifies certain information contained in the Prospectus of NorthStar Real Estate Capital Income Fund-T (the "Trust"), dated March 27, 2017, as supplemented and amended (as so supplemented and amended, the "Prospectus"). Capitalized terms used in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires. The Purpose of this Supplement is to disclose a revision to the tax disclosure in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 60 of the Prospectus before you decide to invest in the Trust’s common shares.

Tax Matters

This Supplement supplements and amends the Cover Page of the Prospectus by replacing the second sentence of the fourth paragraph of such page in its entirety with the following:

Each of the Trust and the Master Fund intends to qualify as a regulated investment company (a “RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes beginning with the taxable year ending December 31, 2018.

This Supplement supplements and amends the section “Summary of Terms—The Trust” by replacing the third sentence in its entirety with the following:

The Trust intends to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes beginning with the taxable year ending December 31, 2018.

This Supplement supplements and amends the section “Summary of Terms—The Master Fund” by replacing the sixth sentence in its entirety with the following:

The Master Fund intends to qualify as a RIC under Subchapter M of the Code for U.S. federal income tax purposes beginning with the taxable year ending December 31, 2018.

This Supplement supplements and amends the first paragraph of the section “Summary of Terms—Summary of Taxation” by adding a new sentence four as follows:

For the taxable period ending December 31, 2017, each of the Trust and the Master Fund intends to file its federal income tax return as a regular corporation for U.S. federal income tax purposes, or a so-called Subchapter C corporation.

This Supplement supplements and amends the second paragraph of the section “Summary of Terms—Summary of Taxation” by adding a new sentence three as follows:

For the taxable period ending December 31, 2017, the REIT Subsidiary intends to file its federal income tax return as a regular corporation for U.S. federal income tax purposes, or a so-called Subchapter C corporation.

This Supplement supplements and amends the section” Investment Objectives and Strategies— RIC Qualification of the Trust and Master Fund” by replacing the first sentence in its entirety with the following:

The Trust and the Master Fund intend to elect to be treated, and to intend to qualify annually, as RICs under Subchapter M of the Code beginning with the taxable year ending December 31, 2018.

This Supplement supplements and amends the section “Risk Factors— The Trust’s and the Master Fund’s failure to qualify as a RIC would subject the Trust and the Master Fund to U.S. federal income tax and reduce cash available for distribution.” by replacing the risk factor in its entirety as follows:

The Trust’s and the Master Fund’s failure to qualify as a RIC would subject the Trust and the Master Fund to U.S. federal income tax and reduce cash available for distribution.

The Trust and the Master Fund intend to operate in a manner so as to qualify as a RIC under Subchapter M of the Code for U.S. federal income tax purposes beginning with the taxable year ending December 31, 2018. Qualification as a RIC involves the application of highly technical and complex Code provisions for which only a limited number of judicial and administrative interpretations exist. Even an inadvertent or technical mistake could jeopardize the Trust’s and the Master Fund’s RIC status. The Trust’s and the Master Fund’s qualification as a RIC will depend on their satisfaction of certain asset, income, distribution, and other requirements on a continuing basis. Moreover, new tax legislation, administrative guidance or court decisions, in each instance potentially with retroactive effect, could make it more difficult or impossible for the Trust and the Master Fund to continue to qualify as a RIC. If the Trust and/or the Master Fund fail to qualify as a RIC in any taxable year, the Trust and/or the Master Fund would be subject to U.S. federal and applicable state and local income tax on their taxable income at corporate rates, in which case the Trust and/or the Master Fund might be required to borrow or liquidate some of its investments in order to pay the applicable tax. Prior to the Trust and the Master Fund electing RIC status or losing RIC status after election would reduce the Trust’s and the Master Fund’s net income available for investment or distribution because of the additional tax liability. In addition, distributions to Shareholders would no longer qualify for the dividends-paid deduction and the Trust and the Master Fund would no longer be required to make distributions. For a discussion of the RIC qualifications tests and other considerations relating to the Trust’s and the Master Fund’s elections to be taxed as a RIC, see “U.S. Federal Income Tax Considerations.”

This Supplement supplements and amends the section “Risk Factors— The REIT Subsidiary’s failure to qualify as a REIT would subject the REIT Subsidiary, as applicable, to U.S. federal income tax and applicable state and local taxes, which would reduce the amount of cash available for distribution to the Master Fund” by replacing the first sentence in its entirety with the following:

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The Advisor believes that the REIT Subsidiary has been organized in a manner that will enable it to qualify as a REIT for U.S. federal income tax purposes beginning with the taxable year ending December 31, 2018 provided that the REIT Subsidiary satisfies 50% Test.

This Supplement supplements and amends the section “U.S. Federal Income Tax Considerations —Taxation of the Trust and Master Fund—Taxation of RICs in General” by replacing the first sentence in its entirety with the following:

The Trust and the Master Fund intend to elect to be treated, and intend to qualify annually, as RICs under Subchapter M of the Code beginning with the taxable year ending December 31, 2018.

This Supplement supplements and amends the second paragraph of the section “U.S. Federal Income Tax Considerations —The REIT Subsidiary—Taxation of the REIT Subsidiary” by replacing the first sentence in its entirety with the following:

The REIT Subsidiary intends to elect to be treated, and intends to qualify annually, as a REIT under the Code beginning with the taxable year ending December 31, 2018.

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